                                                                    Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Tvia, Inc. (the "Registrant") on Form 10-Q for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report") I, Eli Porat, Chief Executive Officer and President of the Registrant, certify, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

         (1) the Quarterly Report on Form 10-Q of the Registrant, to which this certification is attached as an exhibit (the "Report"), fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: August 13, 2003                    /s/ Eli Porat
                                          --------------------------------------
                                          Eli Porat
                                          Chief Executive Officer and President